Exhibit 99.3
QUESTION AND ANSWER
Operator
(OPERATOR INSTRUCTIONS) Shawn Harrison, Longbow Research.

Shawn Harrison - Longbow Research — Analyst
Good morning. Just a number of modeling questions first off. Carl, I missed the CapEx in the quarter.

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
It was $12 million.

Shawn Harrison - Longbow Research — Analyst
Okay. And then getting back to the operating expenses, what do you expect options expense to be in the third quarter?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
Hang on for one second.

Shawn Harrison - Longbow Research — Analyst
Then just kind of following on that, what should we see in terms of operating expense dollars move, kind of going forward, as you take cost out of the Zetex model?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
The — SG&A expense, op expense —

Shawn Harrison - Longbow Research — Analyst
Yes.

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
We expect to range between 15% and 15.5%. Then the R&D percent also is 5% to 5.5%.

Shawn Harrison - Longbow Research — Analyst
And options are included in that 15% to 15.5% — or stock-based compensation, excuse me, correct?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer

Correct.

Shawn Harrison - Longbow Research — Analyst
And how much would you expect that to be?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer
Probably similar to this quarter. Maybe slightly more.

Shawn Harrison - Longbow Research — Analyst
Okay. And I guess looking at the operating expenses of 15% to 15.5% of sales, slightly greater than I expected and probably most street models had included. So how should we expect that to trend over time on both a dollar and a percentage basis?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Okay, this is Dr. Lu. Let me answer. The reason we acquired Zetex is we know they have a very good results over there. Their engineering is very strong and they are very good in their resources. So our plan is not really trim down or deduce the R&D and SG&A. Okay?
Our strategy is very simple. We want to be grow the revenue either by cross-selling, by bringing in each other’s product line. By our past history, we are able to grow CAGR above 20% a year if the market is decent. Now, we don’t know what will be the market next year, but assume the market is reasonable, then we should be able to grow above 20% CAGR.
So if you look at — if we grow revenue by 20%, let’s say, just as an assumption, okay — then our SG&A are currently is when forecast we forecast third quarter 15% to 15.5%. It’s probably very reasonable if you said, no increase the headcount, no increase the expense. But just that’s the revenue will grow 20%. Then you can very reasonably thinking this should be go back to our model or even better than our model.
And if you look at R&D, we use the same approach. We should be able to drop now 20%. Because if the revenue grows 20%, okay? So then you go back to our old models. So today, our model, by adding Zetex, which we all knew at the beginning from when we purchased this company, we know their R&D is very high and their SG&A is high. But consolidated, two companies together, give us 12 months of the growth. I think we should be able to bring that model back to Diodes’ old models.

Shawn Harrison - Longbow Research — Analyst
Okay. So the key takeaway is you think you can deliver substantial revenue upside with essentially the same cost structure at Zetex?

Keh-Shew Lu - Diodes, Inc. — President, CEO
That is what I say.

Shawn Harrison - Longbow Research — Analyst
Okay. Then just —

Keh-Shew Lu - Diodes, Inc. — President, CEO
If the market is reasonable. We really don’t know what will be the market next year. But if the market is reasonable, then we should be able to do it.

Shawn Harrison - Longbow Research — Analyst
Okay. Just a quick follow-up. The Zetex revenue contribution in the second quarter, was that about $12 million?

Keh-Shew Lu - Diodes, Inc. — President, CEO
We don’t separate it, but we give the guidance on — end of that — based last quarter, we said 10% to 13% — I’m sorry, $10 million to $13 million. So you can pick somewhere there.

Shawn Harrison - Longbow Research — Analyst
Okay. Then Mark, maybe just a little bit of commentary on what you are seeing in the legacy business as we move into the third quarter. Distribution seems like it is weak in a few geographies for you, but what maybe you are seeing by end market.

Mark King - Diodes, Inc. — SVP-Sales & Marketing
Yes, I think we are seeing pretty much everything in what everybody else is seeing out there. It is a pretty short — short-term market. North America is remaining relatively flat. Europe is softening somewhat. Asia is in a growth pattern in the third quarter, but maybe not as robust as it has been in previous years. So I think it is a pretty — quite cautious in all market areas.

Keh-Shew Lu - Diodes, Inc. — President, CEO
But by our past history, our growth is not just coming on the market growth. Our growth should be more than the market growth. And so by looking at the number we turn in, we focus — the revenue growth 15% to 22%. Yet some of that was due to one month — to one quarter of the Zetex numbers. But it still can be an organic growth, too.

Shawn Harrison - Longbow Research — Analyst
Okay, thank you very much, and congratulations on closing the acquisition.

Operator
Ramesh Misra, Collins Stewart.

Ramesh Misra - Collins Stewart — Analyst
Good morning, gentlemen. My first question was in regards to the gross margin improvement sequentially of 70 basis points. Since this is the last time that you will be talking a little more about Zetex separately, can you give us a sense of how much of that was organic and how much was Zetex contribution?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Right now, we really do not separate, and it would be difficult for us to separate from the future because we are going to sell each other and we start to qualify Zetex products to our SKE side, and then we transport the product from — some of the wafer capability from Zetex fab to our Kansas fab, at the same time we are expanding Zetex six-inch line.
We have a lot of working between the Diodes and Zetex working together. For example, they have people now from Zetex today is in our Kansas City helping us to transform some of their 4-inch byproducts technology into our fab. And so I really don’t like to separate. We are back to treating as one company, and we help each other to improve the gross margin, bringing their product to our assembly site and bringing their 4-inch line that, some of their products to our FabTech. Expand 6-inch line, maybe we’ll bring some of our 6-inch product to their line.
We have a lot of things going, try to make into one company instead of two separate companies. So I really don’t like to — don’t prefer to separate the gross margin differently from one company to the other.
All I can say is that the product margin from — we are very comparable to each other, okay? We are comparable to each other. Their ASP is higher, but unfortunately, their manufacturing cost is higher. And our ASP is lower, but our manufacturing cost is lower. So I think the gross margin is not that far away from each other. Therefore, it is not a meaningful for me to separate those two.

Ramesh Misra - Collins Stewart — Analyst
All right. That makes sense. Dr. Lu, as you bring in some of the manufacturing efficiencies and operating efficiencies that Diodes has developed, do you expect a meaningful improvement on the margin side at the former Zetex operation?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Yes, there will be, but don’t forget this kind of thing won’t be quickly resolved, okay? Especially their market is in industrial and automotive. Their customers typically do not want to change their sourcing quickly. They are more slowly to adapt force in change.
So we are not really counting on that portion. We really count on is this. Cross-selling the new product to each other gets the growth — revenue growth quickly such that you load in the fab. And when you load in the fab, you bring the cost down. I’m more looking at that direction instead of just taking their product from their subcon to our SKE, do this, move their fab loading into FabTech’s load. And that is not what I am looking at, especially from short-term point of view. Okay?
Short-term is growth the revenue as fast as we can — are hoping — if we can grow to 20% or more, then R&D as a percent will go down. SG&A as a percent will go down to our business models, at the same time the loading in their fab will be increased and the loading in our fab will be increased, too. And that will help so much, and that is the synergy I’ve been talking about.

Ramesh Misra - Collins Stewart — Analyst
Okay, got it. Then a final question, in terms of, again, Zetex’s revenue in the month of June, and your expectation of it in the September quarter. It seems that that number will be going down, and I wanted to get an understanding of that. Is that because Europe slows down in the September quarter or are there other factors?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, I will put it — it’s two factors. One is yes, the third quarter, typically July and August is very slow months. And the business probably starts to pick it up in September. But another reason is they are very uneven. Typically, when you run your semiconductor, the revenue is not coming out evenly. You have April, May typically will be slow. And then June, end of quarter, you pick it up strong.
And that’s always the case, because even your customers the same way. They don’t ship linearly. So just by taking one month, June, yes, in Zetex is much bigger than their three-month average. But that is just that. It is not really their business is up or down so much.

Ramesh Misra - Collins Stewart — Analyst
I see.

Keh-Shew Lu - Diodes, Inc. — President, CEO
I hope I answered your question.

Ramesh Misra - Collins Stewart — Analyst
Yes, that does. So I will stop there and let others get on. Thank you.

Operator
Steve Smigie, Raymond James.

Steve Smigie - Raymond James — Analyst
Thank you. Just as a follow-on to that last call, so what might the Zetex revenue look like as we enter the December quarter? Is that —?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, I don’t — we don’t look at the forecast on the fourth quarter right now. I’m easy to get on the third quarter in, so I’m sorry. We don’t really give the guidance on the fourth quarter, but you know —.

Mark King - Diodes, Inc. — SVP-Sales & Marketing
Steve, it is going to take us a little time to learn their cycles and learn the consistency of the things and the way their distributors work and so forth. So I just don’t think we have that nailed down yet.

Keh-Shew Lu - Diodes, Inc. — President, CEO
Yes, because they are more in — they are very strong in Europe. You know, Europe cycle is different from Asia cycles. We’re typically very strong in the third quarter from Diodes’ point of view, but they are a little bit weak in the third quarter.

Steve Smigie - Raymond James — Analyst
Okay, so it is not inconceivable to think that you could potentially have a stronger fourth quarter out of Zetex than in the third quarter?

Mark King - Diodes, Inc. — SVP-Sales & Marketing
We are certainly hoping we’ll get some synergies from the cross-selling and so forth going into the fourth quarter and into next year. So we hope to have had an opportunity to build some momentum. But remember, we kind of closed this deal right in the middle of summer. So in some of the excitement, it’s like, okay, we are trying to get people together and so forth, but there’s a vacation season and everything else.
So we think we can really be rolling and all over the customers starting the beginning of September in, say, the European market and so forth. But we have done an enormous amount of work to be prepared to make that happen.

Steve Smigie - Raymond James — Analyst
Right. Was there any currency impact, translating euros generated over back to dollars, or anything that might have made Zetex’s revenue look lower in terms of what you are maybe projecting for Q3 or anything like that, or is it —?

Carl Wertz - Diodes, Inc. — CFO, Secretary, Treasurer

Steve, I don’t think there’s anything significant in the currency other than the hedge loss that we talked about (multiple speakers). One time where we had a — hedged the whole 160 some odd million dollars, and the dollar strengthened against the British pound.

Keh-Shew Lu - Diodes, Inc. — President, CEO
This hedge for purchase to Zetex is really something we cannot really prevent. When we buy that Zetex, we announced we are going to pay certain dollar, US dollars. So we announced in US dollars. Unfortunately, UK government said you need to put all the money in the pound. Okay? And — at the time when you announced acquisition.
So we needed to go ahead, hedge at that time. One way or the other, even you know the exchange rate are going to be changing one way or the other, you just need to convert into pounds. So when we do acquisition, we are returning pounds to pounds.
Unfortunately, US GAAP said, well, if you converted at that time but you don’t really give them the money at the time of close, then whatever the exchange rate loss, it’s show on your P&L. It is not in the (inaudible). So for us, you can say we buy cheaper in US dollars, but in pounds, we’re buying the same. And that’s cheaper versus the original announced dollar is showing into our P&L.
And that is what we are talking about the hedge loss, which is not really impact to us from the operation point of view. We expect to spend X dollars for it and that’s the X dollars.

Steve Smigie - Raymond James — Analyst
Okay. Just looking at the other expense line, $2 million to $2.8 million. Just curious, if I take your convert and multiply that through and your interest income from the ARS, that other expense line for Q3 looks somewhat higher than I might expect. I am just curious if there is just some one-time thing in there? Is that sort of the level we would expect roughly to run through our models going forward?

Keh-Shew Lu - Diodes, Inc. — President, CEO
The key thing is the expense for borrow the money from UBS to purchase Zetex. That never really happened. That doesn’t happen until June 9 or something, when we closed it. So if you look at it now, we pay in three months of the interest payment to UBS for borrowing the money to purchase Zetex.

Steve Smigie - Raymond James — Analyst
Okay. At some point, I guess, if you are — the auction rate market starts up, and you should pay that off of cash, the rates would go back down, then?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Yes, immediately. Exactly. Whenever we get some additional cash, we will try to pay off. So either from operations we would gradually pay off or if we get some releases from the ARS, we will pay it off immediately.

Steve Smigie - Raymond James — Analyst
Okay. I’ll let somebody else have questions. Thank you.

Operator
Vijay Rakesh, (inaudible).

Vijay Rakesh Analyst
Dr. Lu, just going back to your questions on better margins with — trying to get better margins with your fab absorption at Zetex, how do you see your gross margins going forward as you start to get more leverage out of Zetex?

Keh-Shew Lu - Diodes, Inc. — President, CEO
I think from a gross margin percent improvement point of view, it will be gradual. It won’t be a big increase in a very short period of time. If you look at our expense on the Anachip integration, it takes about — more than one year. I still remember we acquired Anachip in January 2006. The real impact of major show up is in September, in the third quarter of 2007 and fourth quarter of 2008. Those two quarters to show the major impact. Okay?
And the Zetex will be the similar way, maybe even take longer, because like I said, their customer won’t be quickly changing that much. But the one we really want to get all the synergy is like I mentioned, we want to be aggressively growing the revenue by cross-selling, by bringing the product to all the different distributors — their distributors use our products; our distributor using their products. And aggressively in Asia for their products, aggressively Europe for our products. We have a lot of cross-selling activity going to be happen.
From there, you are going to be — since you are holding R&D and SG&A, correct — then you are going to significantly reduce — improve the bottom line. And that is what — we committed, it will be accretive within 12 months. We today is already showing June, we already tell you, is accretive from operational. And we are accretive from operational actually in the third quarter. Okay? But with the expense of paying those interests. But we are going to be, within 12 months, we should be able to generate enough bottom-line savings to pay for it.

Vijay Rakesh Analyst
And Dr. Lu, on your core business, Diodes business and the Zetex business, as you look at your guidance here for the second half, how is that visibility and what does your backlog look like for your and Zetex businesses separately—?

Keh-Shew Lu - Diodes, Inc. — President, CEO
I think Mark can answer it.

Mark King - Diodes, Inc. — SVP-Sales & Marketing
I think our backlog is probably around our traditional. It’s pretty much level to the same it was in the second quarter. There’s still a lot of turns businesses that had to occur. I think we went into the quarter about 60% loaded.
Now, their backlog is a little stronger than the Diodes’ — traditionally stronger than the Diodes’ because they have had traditionally longer lead times. But I think we are pretty much right where we always are.

Vijay Rakesh Analyst
Got it. Okay. And here as you look at your — the ASPs within the two segments, within the two — Diodes and Zetex, for the quarter, and as you look out — pretty flattish or what do you see?

Mark King - Diodes, Inc. — SVP-Sales & Marketing
Actually, you are going to see a big shock to the ASP next quarter because their ASPs are quite a bit higher than our ASPs, but their units are much lower. So we’ll probably have to retrack it.
If you look at the Diodes ASPs, they were down pretty consistently and traditionally in the second quarter. But with that one month, our overall ASPs were up about 8%. So we’re going to have to kind of readjust the whole ASP situation when we get a full quarter in.

Vijay Rakesh Analyst
Okay. And then last question here on the tax rate. It looks like it creeped up a little bit. Is that just Europe or what’s happening there?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, yes, because all that Zetex revenue or their profits, it’s 100%, 100% through Europe tax rate. And that’s why it bring our average up.
Now, we are working now, but it will take a while to try to get the products direct ship in all this one. But today, 100% of their profits all through Europe and European tax rate.

Vijay Rakesh Analyst
So should it be the 16.5% range for the next couple of quarters, 17% virtually?

Keh-Shew Lu - Diodes, Inc. — President, CEO
I think you are right. You should use that, yes. Until we start to have some actions to direct ship and all those.

Vijay Rakesh Analyst
Okay, thanks.

Operator
Kevin Rottinghaus, Cleveland Research.

Dennis Reed - Cleveland Research — Analyst
This is Dennis Reed for Kevin. Just wanted to dig in a little bit on the pricing environment. You had mentioned kind of the core pricing were down at a traditional level and you got a boost from the Zetex acquisition. If you look at your competitors, how have they behaved on a pricing side?

Mark King - Diodes, Inc. — SVP-Sales & Marketing
I think we always live in a very competitive price environment, and I think if you look at this environment, it is probably as competitive as it gets. I think there’s significant amount of price pressure. Nothing that we have never experienced before and so forth. But obviously, when the demand is less than traditional in a period, people are going to be more aggressive. So in our product lines, we see the competitors positioning themselves aggressively.

Dennis Reed - Cleveland Research — Analyst
Okay. Looking at the Zetex ASPs, what type of cost savings could you drive by moving some of their outsourced assembly and test into your facilities?

Keh-Shew Lu - Diodes, Inc. — President, CEO

I think I mentioned it. Savings will be good. By doing their subcon assembly packaging from their subcon to our assembly side, savings would be good. But we — like I mentioned, it’s not just move it and then go. Because Zetex customer base is very, very restricted of this sourcing change. And nobody likes — all our customers don’t like us change, because saving money for us instead of good for them, right?
So my plan is not just pulling out and putting our assembly side and then saving the money. That is not really the plan. Our plan is qualify their product in our own SKE, and then add those products to the new customers, not existing Zetex customers. It’s a new customer or a Diodes’ customer who has the confidence on our packaging side. You know, most of our customers already can afford us from our SKE side. They show confidence on our packaging side. So we are going to be selling them the Zetex product using our own packaging side to our customers. And that is when you are going to see the savings instead of their Zetex customers who really don’t familiar with our SKE side.
And that is where we are — but again, our synergy is going to be quickly accomplished by cross-sell, by bringing up the revenue as fast as we can, holding below the line, which is R&D and SG&A, as a constant dollar instead of percent, holding at a constant dollars. Then you’re going to see a much greater flow through from GPM-9 to [PFO9].

Dennis Reed - Cleveland Research — Analyst
Okay. Sorry to jump around. In terms of the cell phone market, I think you mentioned another couple of design wins in that market. Could you provide any color, I guess, in terms of what percent of revenue it has become and where you ultimately see it going?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Well, how about that Mark can answer this.

Mark King - Diodes, Inc. — SVP-Sales & Marketing
Traditionally, the cell phone marketplace has been really negligible in our overall number, and I think we are still in that level. We are seeing more and more — we are winning more and more design wins with our Hall product. We see some more opportunities with some of our analog products. The Zetex product line and some of their current monitors, there’s some opportunity. And we are starting to do more work in discrete.
So I think it can become more significant for us going forward, but at the present time it is not. The timing of that depends on markets and other things, so I don’t really want to get too much into when we can see it much different at this point.

Dennis Reed - Cleveland Research — Analyst
Okay. Then just one last one for me. If you look out at your customer base, whether distributor or direct, just any thoughts or commentary on kind of inventory in the supply chain?

Mark King - Diodes, Inc. — SVP-Sales & Marketing
Frankly, our customers, for our products, I can say that they are not over-inventoried. They keep very low inventory. And I can’t say the overall chain, but our distributor inventory for Diodes’ products is quite clean.
The pressure is overall inventory in those distributors, and so that puts pressure on us. Because it is not that they’re not buying Diodes’ products; they’re just not buying anything, okay? And basically, they are trying to — they are all focusing on cash and keeping things in cash rather than inventory. So until I think that the sentiment changes a little bit about the direction, I think we are going to be up against that from a distributor standpoint on a POP basis.
Now I think from the OEM side, I think they are very cautious with inventory also. Really, we have never experienced an inventory problem at our customer base on our product line. But I think that their buying cycles are shorter now, and they are being more conservative about planning long-term.

Dennis Reed - Cleveland Research — Analyst
All right. Thank you very much.

Operator
Steve Smigie, Raymond James.

Steve Smigie - Raymond James — Analyst
Thank you. Just as a follow-up, could you say how much of Zetex’s revenue is outsourced to the subcons versus done in-house?

Keh-Shew Lu - Diodes, Inc. — President, CEO
I would probably say 60% is outsourcing and 40% is produced themselves. And then when we said produced themselves, they have two sites. One is the joint venture — in Chengdu, which they only own one third. But then they 100% own is in Neuhaus in East Germany. So that is about that.

Steve Smigie - Raymond James — Analyst
Okay. Then I know the major part of your plan, it sounds like, is not to move that stuff in-house because customers don’t like that. But is there any of that 60% outsourced that you’ll be able to move over to your packaging and stuff in Shanghai?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Long time.

Steve Smigie - Raymond James — Analyst
Take a long time?

Keh-Shew Lu - Diodes, Inc. — President, CEO
Yes. Like I said, our objective is not really aggressive move those into our own assemblies. Our objective is qualify the parts, which we are doing right now; sell to our own Diodes’ customers, Diodes existing customers, new opportunity, new customer. And that is really our objective.

Steve Smigie - Raymond James — Analyst
Okay. Thank you.

Operator
Ladies and gentlemen, this concludes our question-and-answer session. I would now like to turn the call back to Dr. Keh-Shew Lu for closing remarks.

Keh-Shew Lu - Diodes, Inc. — President, CEO

Thank you for your participation today. We appreciate your time and also consideration, and I see you three months from now. Thank you very much.

Operator
Ladies and gentlemen, thank you for your participation in today’s conference. This concludes your presentation. You may now disconnect. Good day.